U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2008
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive		10043
offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.01
EX-1.02
EX-3.01
EX-3.02
EX-3.03
EX-3.04
EX-3.05
EX-3.06
EX-3.07
EX-3.08
EX-3.09
EX-3.10
EX-4.01
EX-4.02
EX-4.03
EX-4.04
EX-4.05
EX-4.06
EX-4.07
EX-4.08
EX-4.09
EX-4.10
EX-4.11
EX-4.12
EX-4.13
EX-4.14
EX-4.15
EX-4.16
EX-4.17
EX-4.18
EX-4.19
EX-4.20

CITIGROUP INC.
Current Report on Form 8-K
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     (a) On January 22, 2008, Citigroup Inc. (“Citigroup”) filed nine Certificates of Designation, each establishing the designation, powers, preferences and rights of the shares of a new series of Citigroup non-cumulative convertible preferred stock: Series A, B, C, D, J, K, L1, N and T. On January 24, 2008, an additional Certificate of Designation was filed by Citigroup establishing the designation, powers, preferences and rights of the shares of a new series of Citigroup non-cumulative preferred stock: Series AA. Each Certificate of Designation amended Citigroup’s Restated Certificate of Incorporation and was effective immediately upon filing.
     A copy of each of the nine Certificates of Designation filed on January 22, 2008 and the one Certificate of Designation filed on January 24, 2008 are being filed as Exhibits 3.01 – 3.10 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
1.01	Underwriting Agreement, dated January 17, 2008, between Citigroup and the underwriter named therein, relating to the offer and sale of 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

1.02	Underwriting Agreement, dated January 18, 2008, among Citigroup and the underwriters named therein, relating to the offer and sale of 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

3.01	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

3.02	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

3.03	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

3.04	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

3.05	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

3.06	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

3.07	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

3.08	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

3.09	Certificate of Designation of 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

Exhibit Number
3.10	Certificate of Designation of 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

4.01	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

4.02	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

4.03	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

4.04	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

4.05	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

4.06	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

4.07	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

4.08	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

4.09	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

4.10	Deposit Agreement, dated January 25, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

Exhibit Number
4.11	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

4.12	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

4.13	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

4.14	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

4.15	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

4.16	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

4.17	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

4.18	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

4.19	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

4.20	Capital Replacement Covenant by the Company, dated as of January 25, 2008, relating to the 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: January 25, 2008
	By:	/s/ Charles E. Wainhouse Name: Charles E. Wainhouse
Title: Assistant Treasurer

EXHIBIT INDEX

Exhibit Number
1.01	Underwriting Agreement, dated January 17, 2008, between Citigroup and the underwriter named therein, relating to the offer and sale of 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

1.02	Underwriting Agreement, dated January 18, 2008, among Citigroup and the underwriters named therein, relating to the offer and sale of 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

3.01	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

3.02	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

3.03	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

3.04	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

3.05	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

3.06	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

3.07	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

3.08	Certificate of Designation of 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

3.09	Certificate of Designation of 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

3.10	Certificate of Designation of 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

4.01	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

4.02	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

1

Exhibit Number
4.03	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

4.04	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

4.05	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

4.06	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

4.07	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

4.08	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

4.09	Deposit Agreement, dated January 23, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

4.10	Deposit Agreement, dated January 25, 2008, among Citigroup, The Bank of New York, as Depositary, and all holders from time to time of Receipts relating to Receipts, Depositary Shares and related 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

4.11	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series A.

2

Exhibit Number
4.12	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series B.

4.13	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series C.

4.14	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series D.

4.15	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series J.

4.16	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series K.

4.17	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series L1.

4.18	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 7% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series N.

4.19	Capital Replacement Covenant by the Company, dated as of January 23, 2008, relating to the 6.5% Non-Cumulative Convertible Preferred Stock of Citigroup Inc., Series T.

4.20	Capital Replacement Covenant by the Company, dated as of January 25, 2008, relating to the 8.125% Non-Cumulative Preferred Stock of Citigroup Inc., Series AA.

3